Exhibit 99.2

QUARTERLY INVESTOR SUMMARY August 5, 2015

DISH 2Q15 Financial Results Conference Call – Noon ET Today U.S. or Canada 800-616-6729 Internationally 763-488-9145 Conference ID: 89055385 DISH NETWORK REPORTS SECOND QUARTER 2015 FINANCIAL RESULTS 2 ENGLEWOOD, Colo., August 5, 2015 – DISH Network Corp. (NASDAQ: DISH) today reported revenue totaling $3.83 billion for the quarter ending June 30, 2015, compared to $3.69 billion for the corresponding period in 2014. Subscriber-related revenue increased to $3.8 billion from $3.65 billion in the year-ago period. Net income attributable to DISH Network totaled $324 million for the second quarter 2015, compared to net income of $213 million from the year-ago quarter. Diluted earnings per share were $0.70 for the second quarter, compared with $0.46 during the same period in 2014. For the three and six-months ended June 30, 2015, DISH has included all of its Sling TV live, linear streaming over-the-top Internet-based television services in the company’s total Pay-TV metrics, including in the Pay-TV subscriber, Pay-TV ARPU and Pay-TV churn rate numbers set forth below. In the second quarter, DISH activated approximately 638,000 gross new Pay-TV subscribers compared to approximately 656,000 gross new Pay-TV subscribers in the prior year’s second quarter. Net Pay-TV subscribers declined approximately 81,000 in the second quarter compared to a loss of approximately 44,000 in the second quarter 2014. The company closed the second quarter with 13.932 million Pay-TV subscribers, compared to 14.053 million Pay-TV subscribers at the end of second quarter 2014. Pay-TV ARPU for the second quarter totaled $87.91, compared to second quarter 2014 Pay-TV ARPU of $84.15. Pay-TV subscriber churn rate was 1.71 percent versus 1.66 percent for second quarter 2014. DISH added approximately 4,000 net broadband subscribers in the second quarter, bringing its broadband subscriber base to approximately 595,000. Year-to-Date Review DISH Network's first-half 2015 revenue totaled $7.56 billion, compared to $7.28 billion in revenue from the same period last year. In the first six months of 2015, net income attributable to DISH Network totaled $676 million, compared with $389 million during the same period last year. Diluted earnings per share were $1.46 for the first six months of 2015, compared with $0.84 during the same period in 2014. Detailed financial data and other information are available in DISH Network's Form 10-Q for the quarter ended June 30, 2015, filed today with the Securities and Exchange Commission. DISH Network will host its second quarter 2015 financial results conference call today at noon Eastern time. The dial-in numbers are (800) 616-6729 (U.S.) and (763) 488-9145, conference ID number 89055385. A webcast replay of the call will be available today from 6 p.m. to 12 a.m. ET at http://dish.client.shareholder.com/events.cfm. About DISH DISH Network Corp. (NASDAQ: DISH), through its subsidiaries, provides approximately 13.932 million pay-TV subscribers, as of June 30, 2015, with the highest-quality programming and technology with the most choices at the best value. Subscribers enjoy a high definition line-up with more than 200 national HD channels, the most international channels, and award-winning HD and DVR technology. DISH Network Corporation is a Fortune 250 company. Visit www.dish.com. TABLE OF CONTENTS DISH Segment - Pay-TV Metrics .. .. 3 DISH Segment - Broadband Metrics ... ... . 5 Selected Financial Results ... . . .. 6 Condensed Consolidated Balance Sheets ... . 8 Condensed Consolidated Statements of Operations . ... . 9 Condensed Consolidated Statements of Cash Flows . . .. 10 Results of Operations 2Q15 vs. 2Q14 .. .. 11 Cautionary Statement Concerning Forward-Looking Statements . . 12

DISH SEGMENT – PAY-TV METRICS

Pay-TV Net Additions*

DISH lost approximately 81,000 net Pay-TV subscribers during 2Q15, compared to the loss of approximately 44,000 net Pay-TV subscribers during 2Q14. The decrease in net Pay-TV subscriber additions versus the same period in 2014 resulted from a higher Pay-TV churn rate and lower gross new Pay-TV subscriber activations.


Pay-TV Net Additions*
In thousands
(44)
(12)
(63)
35
(81)
2Q14
3Q14
4Q14
1Q15
2Q15

Pay-TV Gross Activations*

During 2Q15, DISH activated approximately 638,000 gross new Pay-TV subscribers compared to approximately 656,000 gross new Pay-TV subscribers during 2Q14, a decrease of 2.7%. The decline in gross new Pay-TV subscriber activations was primarily related to stricter customer acquisition policies and increased competitive pressures, including aggressive marketing, discounted promotional offers, and more aggressive retention efforts.


Pay-TV Gross Activations*
In thousands
656
691
615
723
638
2Q14
3Q14
4Q14
1Q15
2Q15

Pay-TV Churn Rate*

Our Pay-TV churn rate for 2Q15 was 1.71% compared to 1.66% during 2Q14. Our Pay-TV churn rate continues to be adversely affected by increased competitive pressures, including aggressive marketing and discounted promotional offers. Our Pay-TV churn rate is also impacted by, among other things, the credit quality of previously acquired subscribers, our ability to consistently provide outstanding customer service, price increases, programming interruptions in connection with the scheduled expiration of certain programming carriage contracts, our ability to control piracy and other forms of fraud, and the level of our retention efforts.


Pay-TV Churn Rate*
In percentage
1.66%
1.67%
1.61%
1.64%
1.71%
2Q14
3Q14
4Q14
1Q15
2Q15

*For the three and six months ended June 30, 2015, we have included all Sling TV subscribers in our Pay-TV subscriber metrics. Certain prior period amounts have been reclassified to conform to the current period presentation.

DISH QUARTERLY INVESTOR SUMMARY–2Q15 3

DISH SEGMENT – PAY-TV METRICS-CONTINUED

Pay-TV Subscribers*

DISH ended 2Q15 with 13.932 million Pay-TV subscribers compared to 14.053 million Pay-TV subscribers at the end of 2Q14.



Pay-TV Subscribers*
In thousands
14,053
14,041
13,978
14,013
13,932
2Q14
3Q14
4Q14
1Q15
2Q15

Pay-TV ARPU*

Pay-TV average monthly revenue per subscriber (Pay-TV ARPU) was $87.91 during 2Q15 versus $84.15 during 2Q14. The $3.76 or 4.5% increase in Pay-TV ARPU was primarily attributable to the programming package price increases in February 2015 and 2014, higher hardware related revenue and revenue related to a pay-per-view event. These increases were partially offset by a shift in programming package mix, and an increase in Sling TV subscribers and retention credits. Sling TV subscribers generally have lower priced programming packages than DISH branded pay-TV subscribers. Accordingly, for the three months ended June 30, 2015, the increase in Sling TV subscribers had a negative impact on Pay-TV ARPU.



Pay-TV ARPU*
Dollars
$84.15
$84.39
$84.17
$85.74
$87.91
2Q14
3Q14
4Q14
1Q15
2Q15

Pay-TV SAC*

Pay-TV subscriber acquisition cost (Pay-TV SAC) was $767 during 2Q15 compared to $846 during 2Q14, a decrease of $79 or 9.3%. This change was primarily attributable to an increase in Sling TV subscribers activations with lower Pay-TV SAC and a decrease in hardware costs per activation, partially offset by an increase in advertising costs per activation. The decrease in hardware costs per activation was primarily driven by a higher percentage of remanufactured receivers being activated on new subscriber accounts.



Pay-TV SAC*
Dollars
$846
$861
$840
$667
$767
2Q14
3Q14
4Q14
1Q15
2Q15

*For the three and six months ended June 30, 2015, we have included all Sling TV subscribers in our Pay-TV subscriber metrics. Certain prior period amounts have been reclassified to conform to the current period presentation.

DISH QUARTERLY INVESTOR SUMMARY–2Q15 4

DISH SEGMENT – BROADBAND METRICS

Broadband Net Additions

DISH added approximately 4,000 net Broadband subscribers during 2Q15, compared to the addition of approximately 36,000 net Broadband subscribers during 2Q14. This decrease in net Broadband subscriber additions versus 2Q14 resulted from lower gross new Broadband subscriber activations and a higher number of customer disconnects.



Broadband Net Additions
In thousands
36
28
24
14
4
2Q14
3Q14
4Q14
1Q15
2Q15

Broadband Gross Activations

During 2Q15 and 2Q14, DISH activated approximately 51,000 and 76,000 gross new Broadband subscribers, respectively. Gross new Broadband subscriber activations declined primarily due to stricter customer acquisition policies, lower gross new Pay-TV subscriber activations and satellite capacity constraints in certain geographic areas. Customer disconnects were higher due to a larger Broadband subscriber base during 2Q15 compared to 2Q14.



Broadband Gross Activations
In thousands
76
72
64
59
51
2Q14
3Q14
4Q14
1Q15
2Q15

Broadband Subscribers

DISH ended 2Q15 with 595,000 Broadband subscribers compared to 525,000 Broadband subscribers at the end of 2Q14.



Broadband Subscribers
In thousands
525
553
577
591
595
2Q14
3Q14
4Q14
1Q15
2Q15

DISH QUARTERLY INVESTOR SUMMARY–2Q15 5

SELECTED FINANCIAL RESULTS Subscriber-Related Revenue* Subscriber-related revenue totaled $3.801 billion for 2Q15, an increase of $156 million or 4.3% compared to 2Q14. The change in Subscriber-related revenue from 2Q14 was primarily related to the increase in Pay-TV ARPU discussed previously. Included in Subscriber-related revenue was $110 million and $92 million of revenue related to our broadband services for 2Q15 and 2Q14, respectively. Subscriber-Related Expenses* Subscriber-related expenses totaled $2.236 billion during 2Q15, an increase of $131 million or 6.2% compared to 2Q14. The increase in Subscriber-related expenses was primarily attributable to higher pay-TV programming costs. The increase in programming costs was driven by rate increases in certain of our programming contracts, including the renewal of certain contracts at higher rates. Net Income (Loss) Net income attributable to DISH Network was $324 million during 2Q15 compared to $213 million for 2Q14. *For the three and six months ended June 30, 2015, we have included all Sling TV subscribers in our Pay-TV subscriber metrics. Certain prior period amounts have been reclassified to conform to the current period presentation. DISH QUARTERLY INVESTOR SUMMARY–2Q15 6 Net Income (Loss) Dollars in millions 2Q143Q144Q141Q152Q15 $410 $213 $351$324 $146 Subscriber-Related Expenses* Dollars in millions $2,104$2,133 2Q143Q144Q141Q152Q15 $2,236 $2,172 $2,007 Subscriber-Related Revenue* Dollars in millions 2Q143Q144Q141Q152Q15 $3,801 $3,694 $3,645$3,648$3,646

SELECTED FINANCIAL RESULTS-CONTINUED

EBITDA

EBITDA was $924 million during 2Q15, an increase of $183 million or 24.6% compared to 2Q14. EBITDA for 2Q15 was positively impacted by Other, net income of $135 million.



EBITDA
Dollars in millions
$742
$605
$807
$849
$924
2Q14
3Q14
4Q14
1Q15
2Q15

Non-GAAP Reconciliation-EBITDA to Net Income

	Quarter To Date				
	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015
		(In thousands)			
EBITDA	$ 741,657	$ 604,794	$ 806,943	$ 848,597	$ 924,448
Interest, net	(134,557)	(129,296)	(123,685)	(147,819)	(149,135)
Income tax (provision) benefit, net	(121,892)	(60,089)	13,603	(103,081)	(188,004)
Depreciation and amortization	(271,895)	(269,890)	(286,931)	(246,212)	(262,886)
Net income (loss) attributable to DISH Network	$ 213,313	$ 145,519	$ 409,930	$ 351,485	$ 324,423

Earnings before interest, taxes, depreciation and amortization ("EBITDA"). EBITDA is defined as "Net income (loss) attributable to DISH Network" plus "Interest expense, net of amounts capitalized" net of "Interest income," "Income tax (provision) benefit, net" and "Depreciation and amortization." EBITDA is not a measure determined in accordance with accounting principles generally accepted in the United States ("GAAP") and should not be considered a substitute for operating income, net income or any other measure determined in accordance with GAAP. EBITDA is used as a measurement of operating efficiency and overall financial performance and we believe it to be a helpful measure for those evaluating companies in the pay-TV industry. Conceptually, EBITDA measures the amount of income generated each period that could be used to service debt, pay taxes and fund capital expenditures. EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

DISH QUARTERLY INVESTOR SUMMARY–2Q15 7

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except share amounts)
(Unaudited)

	As of	
Assets	**June 30, 2015**	**December 31, 2014**
Current Assets:		
Cash and cash equivalents	$ 694,249	$ 7,104,496
Marketable investment securities	401,261	2,131,745
Trade accounts receivable - other, net of allowance for doubtful accounts of 15,833 and $23,603, respectively	968,472	920,103
Trade accounts receivable - EchoStar, net of allowance for doubtful accounts of zero	50,237	31,390
Inventory	466,200	493,754
Deferred tax assets	25,667	25,667
Derivative financial instruments	551,847	383,460
FCC auction deposits	9,995,567	1,320,000
Other current assets	124,783	167,119
Total current assets	13,278,283	12,577,734
Noncurrent Assets:		
Restricted cash and marketable investment securities	86,984	86,984
Property and equipment, net	3,770,469	3,773,539
FCC authorizations	4,968,171	4,968,171
Other investment securities	327,250	327,250
Other noncurrent assets, net	331,531	337,530
Total noncurrent assets	9,484,405	9,493,474
Total assets	$22,762,688	$22,071,208
Liabilities and Stockholders' Equity (Deficit)		
Current Liabilities:		
Trade accounts payable - other	$ 205,618	$ 165,324
Trade accounts payable - EchoStar	241,523	251,669
Deferred revenue and other	931,555	891,373
Accrued programming	1,515,581	1,376,130
Accrued interest	224,981	227,158
Other accrued expenses	657,421	519,404
Current portion of long-term debt and capital lease obligations	1,532,556	681,467
Total current liabilities	5,309,235	4,112,525
Long-Term Obligations, Net of Current Portion:		
Long-term debt and capital lease obligations, net of current portion	12,235,118	13,746,059
Deferred tax liabilities	2,000,991	1,882,711
Long-term deferred revenue, distribution and carriage payments and other long-term liabilities	294,910	276,281
Total long-term obligations, net of current portion	14,531,019	15,905,051
Total liabilities	19,840,254	20,017,576
Commitments and Contingencies		
Redeemable noncontrolling interests	255,754	41,498
Stockholders' Equity (Deficit):		
Class A common stock, $.01 par value, 1,600,000,000 shares authorized, 280,817,347 and 279,406,646 shares issued, 224,699,087 and 223,288,386 shares outstanding, respectively	2,808	2,794
Class B common stock, $.01 par value, 800,000,000 shares authorized, 238,435,208 shares issued and outstanding	2,384	2,384
Additional paid-in capital	2,750,060	2,678,791
Accumulated other comprehensive income (loss)	82,165	174,507
Accumulated earnings (deficit)	1,399,900	723,992
Treasury stock, at cost	(1,569,459)	(1,569,459)
Total DISH Network stockholders' equity (deficit)	2,667,858	2,013,009
Noncontrolling interests	(1,178)	(875)
Total stockholders' equity (deficit)	2,666,680	2,012,134
Total liabilities and stockholders' equity (deficit)	$22,762,688	$22,071,208

DISH QUARTERLY INVESTOR SUMMARY–2Q15 8

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2015	2014	2015	2014
Revenue:				
Subscriber-related revenue	$ 3,801,416	$ 3,645,101	$ 7,494,946	$ 7,201,288
Equipment sales and other revenue	17,558	26,279	35,415	48,518
Equipment sales, services and other revenue - EchoStar	13,451	16,739	26,292	32,511
Total revenue	3,832,425	3,688,119	7,556,653	7,282,317
Costs and Expenses (exclusive of depreciation shown separately below):				
Subscriber-related expenses	2,235,536	2,104,236	4,407,255	4,173,368
Satellite and transmission expenses	194,444	180,957	381,284	330,453
Cost of sales - equipment, services and other	23,805	30,165	54,300	57,958
Subscriber acquisition costs:				
Cost of sales - subscriber promotion subsidies	55,464	68,310	108,389	131,185
Other subscriber acquisition costs	218,396	253,823	427,572	506,287
Subscriber acquisition advertising	131,841	134,329	275,431	268,136
Total subscriber acquisition costs	405,701	456,462	811,392	905,608
General and administrative expenses	176,066	189,660	375,474	392,773
Depreciation and amortization	262,886	271,895	509,098	521,115
Total costs and expenses	3,298,438	3,233,375	6,538,803	6,381,275
Operating income (loss)	533,987	454,744	1,017,850	901,042
Other Income (Expense):				
Interest income	3,616	18,212	12,110	32,376
Interest expense, net of amounts capitalized	(152,751)	(152,769)	(309,064)	(328,763)
Other, net	135,478	8,834	255,767	3,645
Total other income (expense)	(13,657)	(125,723)	(41,187)	(292,742)
Income (loss) before income taxes	520,330	329,021	976,663	608,300
Income tax (provision) benefit, net	(188,004)	(121,892)	(291,085)	(230,354)
Net income (loss)	332,326	207,129	685,578	377,946
Less: Net income (loss) attributable to noncontrolling interests, net of tax	7,903	(6,184)	9,670	(11,298)
Net income (loss) attributable to DISH Network	$ 324,423	$ 213,313	$ 675,908	$ 389,244
Weighted-average common shares outstanding - Class A and B common stock:				
Basic	462,929	459,863	462,512	459,147
Diluted	464,635	462,607	464,400	461,941
Earnings per share - Class A and B common stock:				
Basic net income (loss) per share attributable to DISH Network	$ 0.70	$ 0.46	$ 1.46	$ 0.85
Diluted net income (loss) per share attributable to DISH Network	$ 0.70	$ 0.46	$ 1.46	$ 0.84

DISH QUARTERLY INVESTOR SUMMARY–2Q15 9

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)
(Unaudited)

	For the Six Months Ended June 30, 2015	For the Six Months Ended June 30, 2014
Cash Flows From Operating Activities:		
Net income (loss)	$ 685,578	$ 377,946
Adjustments to reconcile net income (loss) to net cash flows from operating activities:		
Depreciation and amortization	509,098	521,115
Realized and unrealized losses (gains) on investments	(262,727)	(6,906)
Non-cash, stock-based compensation	14,823	20,644
Deferred tax expense (benefit)	72,427	58,118
Other, net	27,161	49,358
Changes in current assets and current liabilities, net	402,796	130,881
Net cash flows from operating activities from continuing operations	1,449,156	1,151,156
Net cash flows from operating activities from discontinued operations, net	-	(30,007)
Cash Flows From Investing Activities:		
Purchases of marketable investment securities	(112,864)	(2,679,365)
Sales and maturities of marketable investment securities	1,892,987	2,925,112
Purchases of property and equipment	(534,746)	(600,610)
Purchases of FCC authorizations - H Block wireless spectrum licenses	-	(1,343,372)
AWS-3 FCC license deposits	(9,075,567)	-
AWS-3 FCC deposit refund	400,000	-
Other, net	(38)	41,548
Net cash flows from investing activities from continuing operations	(7,430,228)	(1,656,687)
Net cash flows from investing activities from discontinued operations, net, including $0 and $0 of purchases of property and equipment, respectively	-	20,847
Cash Flows From Financing Activities:		
Redemption and repurchases of long-term debt	(650,001)	(101,208)
Capital contributions from Northstar Manager and SNR Management	204,200	-
Repayment of long-term debt and capital lease obligations	(15,053)	(15,606)
Net proceeds from Class A common stock options exercised and stock issued under the Employee Stock Purchase Plan	18,001	29,696
Other, net	13,678	19,986
Net cash flows from financing activities from continuing operations	(429,175)	(67,132)
Net increase (decrease) in cash and cash equivalents from continuing operations	(6,410,247)	(572,663)
Cash and cash equivalents, beginning of period from continuing operations	7,104,496	4,700,022
Cash and cash equivalents, end of period from continuing operations	$ 694,249	$ 4,127,359
Net increase (decrease) in cash and cash equivalents from discontinued operations	-	(9,160)
Cash and cash equivalents, beginning of period from discontinued operations	-	9,160
Cash and cash equivalents, end of period from discontinued operations	$ -	$ -

DISH QUARTERLY INVESTOR SUMMARY–2Q15 10

RESULTS OF OPERATIONS
2Q15 VS. 2Q14

(In thousands)
(Unaudited)

Statements of Operations Data	For the Three Months Ended June 30, 2015	For the Three Months Ended June 30, 2014	Variance Amount	Variance %
Revenue:				
Subscriber-related revenue	$3,801,416	$3,645,101	$ 156,315	4.3
Equipment sales and other revenue	17,558	26,279	(8,721)	(33.2)
Equipment sales, services and other revenue - EchoStar	13,451	16,739	(3,288)	(19.6)
Total revenue	3,832,425	3,688,119	144,306	3.9
Costs and Expenses:				
Subscriber-related expenses	2,235,536	2,104,236	131,300	6.2
% of Subscriber-related revenue	**58.8%**	**57.7%**		
Satellite and transmission expenses	194,444	180,957	13,487	7.5
% of Subscriber-related revenue	**5.1%**	**5.0%**		
Cost of sales - equipment, services and other	23,805	30,165	(6,360)	(21.1)
Subscriber acquisition costs	405,701	456,462	(50,761)	(11.1)
General and administrative expenses	176,066	189,660	(13,594)	(7.2)
% of Total revenue	**4.6%**	**5.1%**		
Depreciation and amortization	262,886	271,895	(9,009)	(3.3)
Total costs and expenses	3,298,438	3,233,375	65,063	2.0
Operating income (loss)	533,987	454,744	79,243	17.4
Other Income (Expense):				
Interest income	3,616	18,212	(14,596)	(80.1)
Interest expense, net of amounts capitalized	(152,751)	(152,769)	18	0.0
Other, net	135,478	8,834	126,644	*
Total other income (expense)	(13,657)	(125,723)	112,066	89.1
Income (loss) before income taxes	520,330	329,021	191,309	58.1
Income tax (provision) benefit, net	(188,004)	(121,892)	(66,112)	(54.2)
Effective tax rate	**36.1%**	**37.0%**		
Net income (loss)	332,326	207,129	125,197	60.4
Less: Net income (loss) attributable to noncontrolling interests, net of tax	7,903	(6,184)	14,087	*
Net income (loss) attributable to DISH Network	$ 324,423	$ 213,313	$ 111,110	52.1
Other Data:				
Pay-TV subscribers, as of period end (in millions)	13.932	14.053	(0.121)	(0.9)
Pay-TV subscriber additions, gross (in millions)	0.638	0.656	(0.018)	(2.7)
Pay-TV subscriber additions, net (in millions)	(0.081)	(0.044)	(0.037)	(84.1)
Pay-TV average monthly subscriber churn rate ("Pay-TV churn rate")	1.71%	1.66%	0.05%	3.0
Pay-TV average subscriber acquisition cost per subscriber ("Pay-TV SAC")	$ 767	$ 846	$ (79)	(9.3)
Pay-TV average monthly revenue per subscriber ("Pay-TV ARPU")	$ 87.91	$ 84.15	$ 3.76	4.5
Broadband subscribers, as of period end (in millions)	0.595	0.525	0.070	13.3
Broadband subscriber additions, gross (in millions)	0.051	0.076	(0.025)	(32.9)
Broadband subscriber additions, net (in millions)	0.004	0.036	(0.032)	(88.9)
EBITDA	$ 924,448	$ 741,657	$ 182,791	24.6

* Percentage is not meaningful.

DISH QUARTERLY INVESTOR SUMMARY–2Q15 11

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2014 and its quarterly reports on form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties, and other factors is set disclaims any obligation looking statements. to update these forward-forth in DISH Network Corporation’s Disclosure DISH QUARTERLY INVESTOR SUMMARY–2Q15 12